UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2014

eLayaway, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54733	20-8235863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Mahan Dr., Suite 20 #121, Tallahassee, FL	32308
(Address of Principal Executive Offices)	(Zip Code)

(850) 583-5019
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On September 16, 2014, Sergio Pinon, the Company’s Chief Executive Officer and Director, converted various convertible promissory notes, which were issued for his services, into 11,064,719 shares of restricted common stock.

On September 16, 2014, Thomas Carluccio, Jr. converted various convertible promissory notes, which were issued for his services, into 1,742,671 shares of restricted common stock.

On September 17, 2014, Sergio Pinon acquired 400,007 shares of restricted common stock from a third party for $100.

On September 18, 2014, Lakeport Business Services, Inc. converted $4,916 of a convertible promissory note dated December 17, 2013, into 1,734,899 shares of common stock.

On September 19, 2014, the Company issued ASC Recap, LLC 3,670,000 shares of common stock under the settlement terms of the 3(a)(10).

The securities issued to ASC above, were issued pursuant to Section 3(a)(10) of the Securities Act of 1933, which allows the exchange of claims, securities, or property for stock when the arrangement is approved for fairness by a court proceeding, and the remaining securities were issued pursuant to exemptions from registration requirements relying on Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eLAYAWAY, INC.

Date: September 19, 2014	By:	/s/ Sergio A. Pinon
Sergio A. Pinon
Chief Executive Officer

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